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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003



                             MERCATOR SOFTWARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-22667                 06-1132156
           --------                     -------                 ----------
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)


  45 Danbury Road, Wilton, Connecticut                              06897
  ------------------------------------                              -----
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (203) 761-8600

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Item 9.      Regulation FD Disclosure.
             ------------------------

         The following information is being provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition". Attached as Exhibit 99.1 is an earnings release with respect to the registrant's financial results for the quarter ended March 31, 2003.

Exhibits.

         Exhibit No.       Description
         -----------       -----------

             99.1          Press Release of the registrant dated April 29, 2003.

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 29, 2003

                                      MERCATOR SOFTWARE, INC.


                                      By:  /s/  Roy C. King
                                         ----------------------------------
                                           Roy C. King
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.       Description
         -----------       -----------

             99.1          Press Release of the registrant dated April 29, 2003.